EX-99.1
                           CERTIFICATION OF PRINCIPAL
                         EXECUTIVE AND FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-QSB of Jaguar Investments, Inc. for the three months ended March 31, 2002, I, Gregory Ricca, Chief Executive and Financial Officer of Jaguar Investments, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

                                    (1) such Quarterly Report on Form 10-QSB for the three months ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                                    (2) the information contained in such
                                    Quarterly Report on Form 10-QSB for the
                                    three months ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Jaquar Investments, Inc.




                                 /s/ GREGORY RICCA
                                 ----------------------------------------
                                 Gregory Ricca
                                 Chief Executive and Financial Officer


August 16, 2002